UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

LIGHT & WONDER, INC.
(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

001-11693
(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	LNW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐          Emerging growth company

☐          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed below in Item 5.07, at the 2025 annual meeting of stockholders of Light & Wonder, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2003 Incentive Compensation Plan (as amended and restated to date, the “2003 Plan”). The amendment and restatement increases the number of shares reserved under the 2003 Plan by 2,300,000 shares and also reflects updates to remove provisions that are no longer relevant or to align with market practice (e.g., eliminate certain share recycling provisions).

The material features of the 2003 Plan are described in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”). The above and the description of the 2003 Plan in the Proxy Statement are qualified in their entirety by the text of the 2003 Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2025, the Company held its annual meeting of stockholders.

At the annual meeting, the Company’s stockholders: (1) elected all of the Company’s nominees for members of the Board of Directors of the Company to serve for the ensuing year and until their respective successors are duly elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) approved an amendment and restatement of the 2003 Plan; and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The proposals are further described in the Company’s Proxy Statement.

The voting results are as follows:

Proposal 1: Election of Directors
	For	Withheld	Broker Non-Votes
Jamie R. Odell	65,943,878	3,417,041	3,505,920
Matthew R. Wilson	69,008,176	352,743	3,505,920
Antonia Korsanos	68,854,822	506,097	3,505,920
Michael Marchetti	67,894,305	1,466,614	3,505,920
Hamish R. McLennan	66,994,321	2,366,598	3,505,920
Stephen Morro	67,915,524	1,445,395	3,505,920
Virginia E. Shanks	68,991,380	369,539	3,505,920
Timothy Throsby	68,897,710	463,209	3,505,920
Kneeland C. Youngblood	61,267,337	8,093,582	3,505,920

Proposal 2: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
67,322,634	1,734,133	304,152	3,505,920

Proposal 3: Approval of an Amendment and Restatement of the Company’s 2003 Plan

For	Against	Abstain	Broker Non-Votes
55,604,785	13,722,563	33,571	3,505,920

Proposal 4: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

For	Against	Abstain
71,931,356	903,417	32,066

Item 7.01. Regulation FD Disclosure.

On June 6, 2025, the Company provided the Australian Securities Exchange (the “ASX”) a Statement of CHESS Depositary Interests on Issue (“Appendix 4A”). A copy of Appendix 4A is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Light & Wonder, Inc. Amended and Restated 2003 Incentive Compensation Plan (Amended and Restated as of June 10, 2025)

99.1	Appendix 4A of the Company, dated June 6, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT & WONDER, INC.

Date: June 12, 2025	By:	/s/ James Sottile
		Name:	James Sottile
		Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary